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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 30, 2002



                       FINANCIAL ASSET SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement,
      dated on or about April 1, 2002, providing for the issuance of the
         Financial Asset Securities Corp. C-BASS Mortgage Loan Asset-
                    Backed Certificates, Series 2002-CB2)

                       FINANCIAL ASSET SECURITIES CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                      333-60904-05                13-3172275
----------------------------       ---------------        --------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


600 Steamboat Road
Greenwich, Connecticut                             06830
----------------------                            ---------
(Address of Principal                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (203) 625-2700.
                                                   --------------

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Item 5.  Other Events.
----     ------------


         On April 1, 2002, Financial Asset Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"), Litton Loan Servicing LP, as servicer (the "Servicer") and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated April 1, 2002, by and among the Company, the Seller, the Servicer and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FINANCIAL ASSET SECURITIES CORP.




                                       By:   /s/ James Raezer
                                          -------------------------------
                                          Name:  James Raezer
                                          Title:  Vice President



Dated:  May 7, 2002



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Exhibit Index
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Exhibit                                                                  Page
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99.1     The Pooling and Servicing Agreement dated April 1, 2002,          6
         by and among the Company, the Seller, the Servicer and the Trustee.